1 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. Saundra Pelletier, CEO Revolutionizing Women’s Sexual and Reproductive Health NASDAQ: EVFM February 2021

2 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. Forward-Looking Statements This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as “may,” ”will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “strategy,” “objective,” “designed,” “suggest,” “currently,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following: o The rate and degree of market acceptance of Phexxi ® (lactic acid, citric acid and potassium bitartrate) vaginal gel o Evofem’s ability to successfully commercialize Phexxi ® and its ability to develop sales and marketing capabilities o Evofem’s ability to maintain and protect its intellectual property o Evofem’s ability to rely on existing cash reserves to fund its current development plans and operations and to raise additional capital when needed o Evofem’s reliance on third-party providers, such as third-party manufacturers and clinical research organizations o The presence or absence of any adverse events or side effects relating to the use of Phexxi ® and EVO100 o the outcome or success of Evofem’s clinical trials including EVOGUARD o Evofem’s ability to retain members of its management and other key personnel o General risks to the economy represented by spread of the COVID-19 virus o Evofem’s ability to obtain the necessary regulatory approvals for its product candidates and the timing of such approvals, and, o Any other risk factors detailed in Evofem’s filings from time to time with the US Securities and Exchange Commission including, without limitation, the 10-K filed on March 12, 2020, 8-K filed on June 2, 2020 and subsequent filings. The forward looking statements in this presentation represent Evofem’s views only as of the date of this presentation, February 2, 2021, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward- looking statements in this presentation are qualified in their entirety by this cautionary statement.

3 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. Evofem Biosciences 101 Commercial-stage biopharmaceutical company First commercial product launched September 2020 o First-and-only FDA-approved hormone-free, on-demand contraceptive vaginal gel Phase 3 investigational candidate for prevention of chlamydia and prevention of gonorrhea in women

4 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. Strong and Experienced Leadership Team Saundra Pelletier Chief Executive Officer Jay File Chief Financial Officer Kelly Culwell, MD Chief Medical Officer Russ Barrans Chief Commercial Officer 7 years at Evofem 30+ years of experience in executive management in women’s health 5 years at Evofem 26+ years experience finance and accounting in public & private biotechs 5 years at Evofem 20+ years specializing in women’s health and contraceptive research Board-certified OB/GYN 5 years at Evofem 28+ years in the women's healthcare, pharmaceutical and biotech space

5 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. The Time is Right for Phexxi In the US today, there are 21 million women at risk for pregnancy who are NOT using hormonal contraception1 5 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015- 2017. NCHS Data Brief. 2018; 327: 1-14.

6 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14. 2. Estimated market acquisition percentage in segment 3. Gross value of Phexxi user = $267.50 WAC x 7 annual refills = $1,872.50 * Non-Rx Contraceptives: 6.3M barrier methods; 2.8M withdrawal; 1.0M periodic abstinence; 0.1M other $2.3 BILLION Peak Revenue Potential Sterilization, other non- targets - 32.5MM Non-Rx Contraceptive Users - 10.3MM No Contraceptive - 10.6MM Rx Contraceptive Users - 18.8MM Secondary Targets 1.0% – 2.0%(2) Primary Targets 3.5% – 4.5% (2) Primary Targets 2.0% – 3.5% (2) 190k – 380k users 360k – 460k users 200k – 370k users $350M - $710M $670M – $860M $375M – $690M Est. Phexxi ® Peak Annual Gross Revenue $1.4Bn - $2.3Bn (3) + + US Contraceptive Market: 72.2M Women1

7 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. Solid Monthly Rx Growth 375 967 1100 1378 4 46 132 238 0 250 500 750 1000 1250 1500 1750 2000 Sept. 2020* Oct. 2020* Nov. 2020* Dec. 2020 Refills NRx Source: IQVIA and Knipper through 1 Jan 2021 *Reflects IQVIA’s algorithm adjustment in January 2021, which retroactively adjusted prescription data for each of the periods indicated. Monthly Phexxi Prescriptions1 1233 375 1013 1609

8 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. 2 280 476 531 5901 72 181 297 2 229 548 712 887 0 200 400 600 800 1,000 1,200 Aug. Sep. Oct. Nov. Dec Returning New Prescribers Broadening the Prescriber Base Source: IQVIA data through 1 January 2021 *Reflects IQVIA’s algorithm adjustment in January 2021, which retroactively adjusted data for each of the periods indicated. 2,378 unique Phexxi prescribers1 (based on Phexxi NRx’s written)

Reaching HCPs with "Best in Class" Sales Team

Resourced to be scalable, adaptable, flexible; efficiently designed to support our strategy

70 Women's Health sales reps and regional managers

- Targeting ~3,500 accounts and the top 12K are the highest prescribing HCPs
- Leveraging HCP segmentation tool to quickly refine target accounts based on customer response and business opportunities

Internal Sales Team (tele-reps)

- Engaging ~4,400 accounts, or ~8K HCPs, to sell Phexxi via telesales model to drive additional Phexxi Rxs
- Partner = Archer Healthcare

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For investor discussions only.

© 2021 Evofem Biosciences, Inc.

Telehealth Continues to Drive Leads, Prescriptions

Proprietary Telehealth Solution

- Over 960 women have booked appointments through the Phexxi Concierge Experience™ to date[1]
  - ~97% of these women left with a Phexxi prescription[1]
  - Average of 4.5 refills[2]

A.I.-driven Recruitment Platform with Nurse Support

- Over 4,390 high-quality leads generated since launch[2,3]
  - Continues to far exceed partner's expectation of generating 200 leads/month
- ~75% of women who engaged have spoken with a Phexxi support nurse and requested to see an HCP for a Phexxi prescription[2,3]

Sources:

1. Populus AWS – 01 Feb 2021
2. From mid-October 2020 through 01 Feb 2021
3. 83Bar Metrics - 31 January 2021

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© 2021 Evofem Biosciences, Inc.

11 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. Successfully Building Awareness of Phexxi • Over 1.6 million visits to Phexxi.com consumer site since launch1 • Among HCPs since launch: oOver 143,000 visits to HCP-Phexxi.com o17M+ media impressions • 650M+ media impressions across digital ecosystem since launch • Over 40 earned media pieces since launch 1. From 08 September 2020 through 01 February 2021 GET TO KNOW OF PHEXXI GET INTERESTED IN PHEXXI GET PHEXXI

12 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. Favorable Data from Post-Concierge Surveys Hormone-free Doesn't impact cycle In the moment Ease of use Product Attributes Underlying Decision to Move Forward with Phexxi1 Source: 83Bar 11 November 2020 1. Question 9: “Why did you decide to move forward with Phexxi?” posed to the 36 women who answered “yes” to “Were you prescribed Phexxi (lactic acid, citric acid, potassium bitartrate) Vaginal gel 1.8%, 1%, 0.4%?” Leads permitted to select more than one option. 2. Question 13: “Do you plan on refilling your prescription of Phexxi?” posed to women who answered “yes” to “Have you started using Phexxi?” and replied to “How satisfied are you with Phexxi so far?” 3. Question 17: “How likely are you to tell a friend or family member to talk to a doctor about Phexxi?” posed to all 127 survey participants. 89% of women who used Phexxi reported they will refill their prescription2 82% of all women surveyed are somewhat to very likely to tell a friend or family member about Phexxi3 Survey of 127 Women Conducted 30 Days After They Entered into the Phexxi Concierge Experience 60% chose Phexxi because it is hormone-free

Market Access: Commercial Lives

- Unique classification in the payor-utilized pricing compendiums First Data Bank and Medispan as "**Vaginal pH Modulator**" allowing for favorable reimbursement
- **56% of commercial lives covered**
  - Phexxi on preventative drug list **at $0 cost-share** with many prominent plans, encompassing **~8M lives**
  - **U.S. Department of Veterans Affairs contract award** affords access to Phexxi for **~12 million lives**
    - Includes VA, Tricare, Department of Defense, Coast Guard and Indian Health Services
- **Robust copay assistance program** and direct mail-order program for patients to offset out-of-pocket costs

As of 01 February 2021

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For investor discussions only.

© 2021 Evofem Biosciences, Inc.

14 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. • Evofem participating in CDC Medicaid National Drug Rebate Program • Access to Phexxi for 69.8M Medicare lives effective January 1, 2021 Market Access: Medicaid Sources: 1) U.S. Centers for Medicare and Medicaid Services August 2020 Enrollment Report. https://www.medicaid.gov/medicaid/index.html 2) Beneficiary sub-population estimates generated by applying Kaiser Family Foundation estimates, which were based on 2014 Medicaid Statistical Information System, to 2020 CMS data 19-49 years 67% 50-64 years 17%% 65 and older 16% 16.8M Women 19-49 years of age2 25.1M Women2 69.8 Million Beneficiaries1 Age Distribution

15 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. Driving the Phexxi Uptake Curve: Direct-To-Consumer (DTC) Marketing 2021 Phexxi consumer marketing initiatives designed to reach women in a purposeful and targeted manner • High impact campaign launching across television, streaming and digital channels • Robust influencer activations and partnerships • Consumer focused, dynamic, and designed to drive demand for Phexxi

16 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. Social Influencers Partnerships Paid Media Content Product Education Earned Media Driving the Phexxi Uptake Curve: DTC Targeting the Phexxi woman on channels organic to HER, including: (partial list)

NCODA Collaboration: Phexxi for Cancer Patients

- 800,000 new cases of cancer are reported among women[1]
- Many cancer treatment protocols require female patients of reproductive age to use birth control while undergoing treatment
- Non-hormonal prescription contraception options were starkly limited before Phexxi

- Collaboration launched World Cancer Day 2021
- Develop and share resources and educational information for medically-integrated oncology pharmacy teams involved in the care of female oncology patients who may be prescribed Phexxi
  - Positive Quality Intervention (PQI) in connection with Phexxi
  - White papers
  - Virtual education platforms
  - National meetings and Initiatives

Source:

1. U.S. Cancer Statistics: Highlights from 2017 Incidence. U.S. Cancer Statistics Data Briefs, No. 17, June 2020. https://www.cdc.gov/cancer/uscs/about/data-briefs/no17-USCS-highlights-2017-incidence.htm

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© 2021 Evofem Biosciences, Inc.

18 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. Sources: 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14 2. Phexxi Forecast Model Assumption. There are 21 million women at risk for pregnancy who are NOT using hormonal contraception1 3% Acquisition 5% Acquisition 7% Acquisition 630,000 Phexxi users2 1,050,000 Phexxi users2 1,470,000 Phexxi users2 ~7 refills per year $267.50 WAC per box of 12 pre-filled Phexxi applicators $1.18 Billion $1.97 Billion $2.75 Billion Over $1 Billion US Market Opportunity

19 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. PIPELINE: EVO100 for Prevention of Chlamydia and Gonorrhea in Women EVO100 is investigational and safety and efficacy have not been established.

STI Prevention: A Large Market Opportunity

> **"Anyone who is sexually active can get gonorrhea."**
> *U.S. Centers for Disease Control*[1]

> **"Any sexually active person can be infected with chlamydia."**
> *U.S. Centers for Disease Control*[2]

- **CDC estimates 1 in 5 people have an STI = 68M infections**[3]
- **78M sexually active women in US are potentially at risk for STIs**[4]
- **Chlamydia and Gonorrhea infections are on the rise**
  - Global incidence likely to reach ~95M by 2025[5]
  - US chlamydia and gonorrhea infection rates increased for 5th consecutive year despite availability of condoms for STI prevention[1,2]
- The CDC updated its Treatment Guidelines for **gonorrhea infections** in December 2020 due to **resistance to azithromycin**[6]

Sources:

1. US. 2018. Centers for Disease Control and Prevention (2019): CDC detailed fact sheet on gonorrhea
2. US. 2018. Centers for Disease Control and Prevention (2019): CDC detailed fact sheet on chlamydia
3. CDC Division of STD Prevention communique 25 Jan 2021.
4. Based on US Census Projections, CDC Data Brief 327, primary market research data collected Q2 2020
5. Chlamydia, gonorrhea, trichomonas and syphilis: global prevalence and incidence estimates. June 6, 2019. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6653813/
6. Centers for Disease Control and Prevention: Update to CDC's Treatment Guidelines for Gonococcal Infection, 2020 December 18, 2020.

EVO100 is investigational and safety and efficacy have not been established.

For investor discussions only.

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© 2021 Evofem Biosciences, Inc.

21 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. EVOGUARD Phase 3 Trial Underway • Phase 3, double-blind, placebo-controlled study to evaluate the efficacy of EVO100 in the prevention of urogenital Chlamydia trachomatis (CT) and Neisseria gonorrhea (GC) infection o16-week treatment phase, 4-week follow up • Enrolling 1,730 healthy women at 90 sites in the US oEnrollment underway since October 2020 oMore than 1/3 of planned sites are up and running oStudy remains on track to complete enrollment by YE 2021

EVO100: Timeline to Approval


2021
2022
2023
Initiated Pivotal Phase 3 Trial
Complete Enrollment[1]
Top-Line Results[1]
NDA Submission[2]
Potential US Approval & Commercial Launch

- FDA Fast Track designation for prevention of chlamydia in women
- FDA QIDP designation for prevention of gonorrhea in women
  - Potential 5-year regulatory exclusivity extension

1. Assumes timely enrollment
2. Assumes favorable outcomes of the Phase 3 clinical trial

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For investor discussions only.
© 2021 Evofem Biosciences, Inc.

23 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. Financial Overview • Shares outstanding: 81.3M1 • Warrants outstanding: 10.4M2 oWeighted average exercise price $4.54 • Unrestricted cash $86.7M at September 30, 2020 • Raised $25M in Oct. 2020 from Adjuvant Capital 1. As of Oct. 31, 2020.

24 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. For investor discussions only. Our Time is Now • Phexxi is the first and only hormone-free prescription contraception women control and use only when needed oUS sales opportunity over $1 billion oLaunching DTC campaign Q1 2021 to catalyze Phexxi uptake curve • Phase 3 candidate for prevention of two STIs oTremendous unmet medical need • Deeply-committed, highly experienced leadership team • Well capitalized • Strong investor base

25 ©2019 Evofem Biosciences, Inc. 2021 Evofe Biosciences, Inc. ®